THIRD AMENDMENT TO REAL ESTATE PURCHASE AND SALE CONTRACT

This Third Amendment to Real Estate Purchase and Sale Contract (“Amendment”) is made and entered into as of April 6, 2016, by and between Air Realty Group LLC, a Connecticut limited liability company (“Seller”) and Blue Desk LLC, a Michigan limited liability company (“Buyer”).

Recitals

A.
Buyer and Seller entered into a Real Estate Purchase and Sale Contract dated December 7, 2015, as amended by a First Amendment dated January 26, 2016 and that Second Amendment dated February 24, 2016 (the “Agreement”) for the sale and purchase of certain Real Property located at 283 Sullivan Avenue, South Windsor, Connecticut 06074.

B.	Seller and Buyer now desire to amend the Agreement in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, and in furtherance of the parties understanding, it is agreed as follows:

1.           Closing. The last sentence of Section (1)(a) of the Agreement is hereby amended and restated to read in its entirety as follows:

The Closing Date shall occur no later than April 11, 2016.

2.           Closing Date. Section 4 of the Agreement is hereby amended and restated to read in its entirety as follows:

4.	Closing Date. The Closing Date shall occur no later than April 11, 2016.

3.           Purchase Agreement in Full Force and Effect. Except as specifically amended herein, all the terms and provisions of the Agreement are hereby ratified and affirmed to be in full force and effect as of the date hereof. To the extent of any conflict between the Agreement, and this Amendment, the terms and provisions of this Amendment shall govern and control. Capitalized terms not separately defined herein have the meaning otherwise ascribed to them in the Agreement.

4.           Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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SIGNATURE PAGE FOR THIRD AMENDMENT
TO REAL ESTATE PURCHASE AND SALE CONTRACT AMONG
AIR REALTY GROUP LLC AND
BLUE DESK LLC

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed effective as of the day and year first written above.

SELLER:

AIR REALTY GROUP LLC,
a Connecticut limited liability company

By: /s/ Kristie Petersen
Name: Kristie Petersen
Its: Vice President-Administration

BUYER:

BLUE DESK LLC,
a Michigan limited liability company

By: /s/ Gary Sakwa
       Gary Sakwa
Its: Authorized Representative